UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report
                      Pursuant to Section 13 or 15d of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 12, 2003

                                  SPIEGEL, INC.

             (Exact name of registrant as specified in its charter)


  Delaware                 0-16126             36-2593917
 (State or other          (Commission file    (I.R.S. Employer
  jurisdiction of          number)             Identification No.)
  incorporation or
  organization)

                                 3500 Lacey Road
                                Downers Grove, IL               60515-5432
                  (Address of principal executive offices)      (Zip Code)


                                 (630) 986-8800
              (Registrant's telephone number, including area code)

                                    No Change
          (Former name or Former address, if changed since last report)

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Item 5.  Other Events

On September 12, 2003, the Company issued the press release attached hereto as
Exhibit 99.1. The Company also has filed the report of the Independent Examiner submitted to the United States District Court for the Northern District of Illinois, Eastern Division, a copy of which is attached hereto as Exhibit 99.2. That report is also available on Edgar as a pdf file.

Item 7.  Exhibits.

(c) Exhibits
    Exhibit 99.1     Press Release dated September 12, 2003
    Exhibit 99.2     Independent Examiners' Report Concerning Spiegel, Inc.
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



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SPIEGEL, INC.
                                       (Registrant)

Dated:   September 12, 2003          By: /s/ James M. Brewster
                                     -------------------------
                                     James M. Brewster
                                     Senior Vice President
                                     and Chief Financial Officer
                                     (Principal Accounting and
                                      Financial Officer)

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EXHIBIT INDEX

Exhibit No.

99.1      Press Release

99.2      Independent Examiners' Report concerning Spiegel, Inc.